As filed with the Securities and Exchange
Commission on August 30, 2001                         Registration No. 333-_____
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933

                        AMCOL INTERNATIONAL CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

       Delaware                                                                 36-0724340
(State of Incorporation)                                                (I.R.S. Employer Identification
                                                                                    Number)

                               One North Arlington
                        1500 West Shure Drive, Suite 500
                     Arlington Heights, Illinois 60004-7803
   (Address, including Zip Code, of Registrant's Principal Executive Offices)

         AMCOL International Corporation 1998 Long-Term Incentive Plan
                            (Full Title of the Plan)

                               Lawrence E. Washow
                     President and Chief Executive Officer
                        AMCOL International Corporation
                              One North Arlington
                        1500 West Shure Drive, Suite 500
                     Arlington Heights, Illinois 60004-7803
                                 (847) 394-8730
           (Name, Address, and Telephone Number of Agent For Service)

                                   Copies to:
                            Clarence O. Redman, Esq.
                             Lord, Bissell & Brook
                            115 South LaSalle Street
                            Chicago, Illinois 60603
                                 (312) 443-0700

------------------------------------------------------------------------------------------------------------------------------------
                                                             CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------------
Title of securities to be registered    Amount to be     Proposed maximum offering      Proposed maximum             Amount of
                                        registered (1)       price per shared        aggregate offering price     registration fee
------------------------------------------------------------------------------------------------------------------------------------
Common Stock                              1,000,000             $6.325 (2)               $6,325,000 (2)             $1,581.25 (2)
------------------------------------------------------------------------------------------------------------------------------------

(1) Together with an indeterminate number of additional shares of common stock which may be necessary to adjust the number of shares reserved for issuance pursuant to the plan as a result of any future stock split, stock dividend or similar adjustment of the outstanding common stock pursuant to Rule 416(c) of the Securities Act of 1933.

(2) Estimated pursuant to Rule 457(c) and (h) of the Securities Act of 1933 solely for the purpose of calculating the registration fee and based on the average of the high and low prices of the common stock on August 27, 2001, as reported by the New York Stock Exchange.

EXPLANATORY NOTE:  This registration statement is being filed in accordance with
----------------
General Instruction E to Form S-8 to register an additional 1,000,000 shares of common stock available for issuance under the AMCOL International Corporation 1998 Long-Term Incentive Plan, as amended. The contents of the Registrant's registration statement on Form S-8 filed June 4, 1998, Registration No. 333-56017, are incorporated by reference into this registration statement.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   Incorporation of Documents by Reference.
          ---------------------------------------

     The Registrant hereby incorporates by reference into this registration statement the documents listed below which have previously been filed with the Securities and Exchange Commission (the "Commission"):

     1. The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000;

     2. The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001;

     3. The Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001; and

     4. The description of the shares of the Registrant's common stock, $0.01 par value per share, contained in the Registrant's Form 10 filed with the Commission on July 27, 1987, including any amendment or report filed for the purpose of updating such descriptions.

     In addition, each document or report subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the date of this registration statement, but prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered by this registration statement have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference into this registration statement. Each document or report incorporated into this registration statement by reference shall be deemed to be a part of this registration statement from the date of the filing of such document with the Commission until the information contained therein is superseded or updated by any subsequently filed document which is incorporated by reference into this registration statement or by any subsequently filed amendment to this registration statement.

Item 8.   Exhibits.
          --------

4.1       Article Four of the Registrant's Restated Certificate of
          Incorporation(1)

5.1       Opinion of Lord, Bissell & Brook (filed herewith)

23.1      Consent of KPMG LLP, independent auditors (filed herewith)

23.3      Consent of Lord, Bissell & Brook (included in Exhibit 5.1 above)

24.1      Power of Attorney (included on signature page)

99.1      AMCOL International Corporation 1998 Long-Term Incentive Plan(2)

99.2 Amendment to AMCOL International Corporation 1998 Long-Term Incentive Plan (filed herewith)

____________________

(1) Exhibit is incorporated by reference to the Registrant's Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1995.
(2) Exhibit is incorporated by reference to the Registrant's Registration Statement on Form S-8, Registration No. 333-56017.

                                  SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Arlington Heights, State of Illinois, on August 16, 2001.

                              AMCOL INTERNATIONAL CORPORATION

                              By:   /s/ Lawrence E. Washow
                                   ---------------------------------------------
                              Name:  Lawrence E. Washow
                              Its:   President and Chief Executive Officer


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lawrence E. Washow and Clarence O. Redman and each of them with power to act without the other, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments and supplements to this Registration Statement, and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


NAME AND CAPACITY                                               DATE
-----------------                                               ----

  /s/ Lawrence E. Washow                                        August 16, 2001
----------------------------------------------------
Lawrence E. Washow
President and Chief Executive Officer (Principal
Executive Officer); Director

  /s/ Gary L. Castagna                                          August 16, 2001
----------------------------------------------------
Gary L. Castagna
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

  /s/ Robert E. Driscoll                                        August 16, 2001
----------------------------------------------------
Robert E. Driscoll, III
Director

  /s/ John Hughes                                               August 16, 2001
----------------------------------------------------
John Hughes
Director

  /s/ Jay D. Proops                                August 16, 2001
--------------------------------------------
Jay D. Proops
Director

  /s/ Eugene Ray                                   August 16, 2001
--------------------------------------------
C. Eugene Ray
Director

  /s/ Clarence O. Redman                           August 16, 2001
--------------------------------------------
Clarence O. Redman
Director

  /s/ Dale E. Stahl                                August 16, 2001
--------------------------------------------
Dale E. Stahl
Director

  /s/ Audrey Weaver                                August 16, 2001
--------------------------------------------
Audrey L. Weaver
Director

  /s/ Paul C. Weaver                               August 16, 2001
--------------------------------------------
Paul C. Weaver
Director

                               INDEX TO EXHIBITS

Exhibit
Number   Description of Exhibit
------   ----------------------

4.1      Article Four of the Registrant's Restated Certificate of
         Incorporation(1)

5.1      Opinion of Lord, Bissell & Brook (filed herewith)

23.1     Consent of KPMG LLP, independent auditors (filed herewith)

23.3     Consent of Lord, Bissell & Brook (included in Exhibit 5.1 above)

24.1     Power of Attorney (included on signature page)

99.1     AMCOL International Corporation 1998 Long-Term Incentive Plan(2)

99.2 Amendment to AMCOL International Corporation 1998 Long-Term Incentive Plan (filed herewith)

____________________

(1) Exhibit is incorporated by reference to the Registrant's Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1995.
(2) Exhibit is incorporated by reference to the Registrant's Registration Statement on Form S-8, Registration No. 333-56017.